Transactions with Members, Shareholders and Related Parties (Tables)	12 Months Ended
Dec. 26, 2020
Related Party Transactions [Abstract]
Summary of Transactions with Related Parties
We had these additional transactions, inclusive of discontinued operations, with TPG, Intel or other Continuing LLC Owners and companies owned or partially owned by those parties that therefore qualify as related parties. The transactions within the table below include sales of our products and purchases of various goods or services and also include a payment of $22 million to certain affiliates of TPG, Thoma Bravo and Intel upon the termination of the Management Services Agreement subsequent to the IPO.

	Year Ended
(in millions)	December 29, 2018	December 28, 2019	December 26, 2020
Sales with related parties:
Intel	$3	$10	$1
TPG	—	—	1
TPG affiliates	5	4	2
Other	1	2	2

Total	$9	$16	$6

Payments to related parties:
Intel	$7	$6	$15
TPG	5	6	17
TPG affiliates	35	29	30
Other	6	21	16

Total	$53	$62	$78

Schedule of Receivable, Net
Revenue from the sales transactions are recognized in accordance with our revenue recognition policy.
Our receivable from Intel, net consisted of the following:

(in millions)	December 28, 2019	December 26, 2020
Intel receivable (1)
Tax indemnity	$10	$8

Total	10	8

Intel payable (1)
Tax indemnity	(4)	(2)

Total	(4)	(2)

Total, net (2)	$6	$6

(1)	We have the contractual right of offset of our receivables and payables with Intel.
(2)
As of December 26, 2020, $3 million and $3 million are recorded in Other current assets and Other long-term assets on the consolidated balance sheet, respectively. As of December 28, 2019, $2 million and $4 million are recorded in Other current assets and Other long-term assets on the consolidated balance sheet, respectively.